UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2006

DIAGNOSTIC CORPORATION OF AMERICA
(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21-Jia Bei Si Dong Road, Tie Xi Qu
Shen Yang, P. R. China.
(Address of principal executive offices)

Registrant’s telephone number, including area code: (8624) 2560-9750

N/A
(Former name or former address, if changed since last report)

Copies to:
Greentree Financial Group, Inc.
2610 N. Palm Aire Drive
Pompano Beach, FL 33069
(954) 975-9601 Tel
(954) 979-6695 Fax

    This Current Report on Form 8-K is filed by Diagnostic Corp. of America, a Delaware corporation (the “Registrant” or the "Company"), in connection with the items set forth below.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

    On November 15, 2006, the Registrant and predecessor of the Registrant, executed a Plan of Exchange (the "Agreement"), between and among the Registrant, Liaoning Neng Fa Weiye Pipe Network Construction and Operation Co. Ltd., a corporation organized and existing under the laws of the Peoples’ Republic of China (“Neng Fa”), the shareholders of Neng Fa (the "Neng Fa Shareholders") and Li Gang, our President and Director ("Mr. Li"). An executed copy of the Agreement is attached hereto as Exhibit 10.1.

    Pursuant to the terms of the Agreement, Registrant would acquire 100% of the capital stock of Neng Fa in exchange for the issuance by Registrant of 12,000,000 new shares of Common Stock to Neng Fa, which will give Neng Fa a 'controlling interest' in Registrant representing approximately 89.4% of the issued and outstanding shares. Neng Fa will not convert these shares for one year but shall be allowed to use them towards a shareholder vote. The transaction will immediately close upon the approval of the Board of Directors of Registrant and Neng Fa, respectively. Upon completion of the exchange, Neng Fa will be a 100% owned subsidiary of Registrant, and Registrant will cease all of its current remaining operations and will adopt and implement the business plan of Neng Fa.

Closing of the Plan of Exchange

    Pursuant to and at the closing of the Agreement, the Registrant authorized its transfer agent, to issue to the Neng Fa Shareholders, 12,000,000 shares of common stock of the Registrant pursuant to Regulation S under the Securities Act of 1933, as amended, or approximately 89.4% of Registrant's then outstanding common stock, in exchange for a 100% interest in Neng Fa owned by the Neng Fa Shareholders. Upon completion of the physical exchange of the share certificates, Neng Fa will be a 100% owned subsidiary of the Registrant.

    As previously reported, the Agreement contemplated that the exchange transaction would immediately close upon the approval of the Board of Directors of Registrant and Neng Fa, respectively. The approvals of the Board of Directors of Registrant and Neng Fa, respectively, were received on November 30, 2006, and the Registrant, Neng Fa, the Neng Fa Shareholders and Mr. Li declared the exchange transaction consummated on November 30, 2006.

    The Registrant currently has 1,427,328 issued and outstanding shares of common stock (the new 12,000,000 new investment shares are not included) that trade on the Over-The-Counter Bulletin Board under the symbol "DGNA".

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The financial statements of Neng Fa presented in this Form 8-K emphasize that Neng Fa is a young company with relatively limited exposure in valve manufacture, design, production and sale. Neng Fa works with a variety of industrial valve components, which are widely used in water supplies and sewage systems, coal and gas fields, power generation stations, and petroleum and chemistry industries. Neng Fa currently operates a manufacturing and distribution facility in Tieling City, Liaoning Province, in the Peoples' Republic of China. In addition, Neng Fa provides engineering and technical services to its customers.

It is however important to note that although Neng Fa was just established on February 8, 2006 as a limited liability company, Neng Fa was formed in contemplation of the consummation of a reverse merger transaction with a publicly traded company in the United States. This transaction structure was adopted because Chinese counsel to Neng Fa advised that the laws and policies of the P. R. China would not permit a similar domestic transaction thus an alternative approach would have to be sought out. Accordingly, despite Neng Fa’s short existence, in actuality, Neng Fa inherited the same plant and equipment and business from Nengfa Weiye Tieling Femen Co., Ltd (“Nengfa Weiye”), a limited liability company registered in the P. R. China. On February 8, 2006, Nengfa Weiye entered into an assets disposal agreement with 3 P.R. China residents: Mr. Li Gang, Mr. Heng Li and Miss. Wang Li Hua. Thereafter, they formed Neng Fa and injected the plant and equipment into Neng Fa at their net book values in exchange for a note payable to the company owners.

As required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, the Registrant provided the financial statements of Neng Fa, in reliance of Items 9.01(a)(4) and 9.01(b)(2), respectively.

ITEM 9.01(a) - FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The following audited financial statements of Neng Fa prepared by Zhong Yi (Hong Kong) C.P.A. Company Limited are set forth below: (i) balance sheet; (ii) statement of operations; (iii) statement of cash flows; (iv) statement of equity for the periods from February 8, 2006 (inception) to September 30, 2006; and (v) the notes to the financial statements of said periods.

ZHONG YI (HONG KONG) C.P.A. COMPANY LIMITED

Certified Public Accountants

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Owners of
Liaoning Nengfa Weiye Pipe Network Construction And Operation Co., Ltd.

We have audited the accompanying balance sheet of Liaoning Nengfa Weiye Pipe Network Construction And Operation Co., Ltd. (“the Company”) as of September 30, 2006 and the related statement of operations, owners’ equity and comprehensive income, and cash flows for the period from February 8, 2006 (Inception) to September 30, 2006. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Liaoning Nengfa Weiye Pipe Network Construction And Operation Co., Ltd. as of September 30, 2006 and the results of operations and cash flows for the period from February 8, 2006 (Inception) to September 30, 2006 and in conformity with accounting principles generally accepted in the United States of America.

/s/ Zhong Yi (Hong Kong) C.P.A. Company Limited
Zhong Yi (Hong Kong) C.P.A. Company Limited
Certified Public Accountants

Hong Kong, China
November 21, 2006

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION AND OPERATION CO., LTD. BALANCE SHEET AS OF SEPTEMBER 30, 2006 (Currency expressed in United States Dollars (“US$”))

September 30, 2006
ASSETS
Current assets:
Cash and cash equivalents	$40,324
Accounts receivable	2,590,120
Inventories	1,496,896
Prepaid expenses and other current assets	189,797

Total current assets	4,317,137

Plant and equipment, net	2,227,353

TOTAL ASSETS	$6,544,490

LIABILITIES AND OWNERS’ EQUITY
Current liabilities:
Accounts payable	$1,050,563
Other payables and accrued liabilities	142,144
Income tax payables	323,755
Value added tax payables	3,619

Total current liabilities	1,520,081

Non-current liability:
Loan due to owners	4,240,506

TOTAL LIABILITIES	5,760,587

Owners’ equity:
Registered capital of Renminbi Yuan 1,000,000 (US$124,370) fully paid in 2006	124,370
Statutory reserve	129,984
Accumulated other comprehensive income	9,616
Retained earnings	519,933

Total owners’ equity	783,903

TOTAL LIABILITIES AND OWNERS’ EQUITY	$6,544,490

See accompanying notes to financial statements.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

From inception on February 8, 2006 through September 30, 2006

OPERATING REVENUES:
Products	$2,941,640
Service	1,040,213
Total operating revenues	3,981,853

COST OF REVENUES:
Cost of products	2,108,195
Cost of service	733,467
Total cost of revenues	2,841,662

GROSS PROFIT	1,140,191

OPERATING EXPENSES:
General and administrative	171,791

INCOME FROM OPERATIONS	968,400

OTHER INCOME:
Other income	1,270
Interest income	355
Total other income	1,625

INCOME BEFORE INCOME TAXES	970,025

Income tax expense	(320,108)

NET INCOME	$649,917

See accompanying notes to financial statements.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

From inception on February 8, 2006 through September 30, 2006
Cash flows from operating activities:
Net income	$649,917
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation	130,365
Changes in current assets and liabilities:
Accounts receivable	(2,590,120)
Inventories	(1,496,896)
Prepaid expenses and other current assets	(189,797)
Accounts payable	1,050,563
Other payables and accrued liabilities	142,144
Income tax payable	323,755
Value added tax payable	3,619

Net cash used in operating activities	(1,976,450)

Cash flows from investing activities:
Purchase of property and equipments	(120,717)

Net cash used in investing activities	(120,717)

Cash flows from financing activities:
Contribution to registered capital	124,370
Loan advanced from owners	2,003,505

Net cash provided by financing activities	2,127,875

Foreign currency translation adjustment	9,616

NET CHANGE IN CASH AND CASH EQUIVALENTS	40,324

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS, END OF PERIOD	$40,324

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$-
Cash paid for interest expenses	$-

Non-cash transaction from investing activities:
Plant and equipment in exchange of loan due to owners	$2,237,001

See accompanying notes to financial statements.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
STATEMENT OF OWNERS’ EQUITY
AND COMPREHENSIVE INCOME
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

	Registered Capital	Statutory Reserve	Accumulated Other Comprehensive Income	Retained Earnings	Total

Capital contributions from owners	$124,370	$-	$-	$-	$124,370

Foreign currency translation adjustment	-	-	9,616	-	9,616

Net income for the period	-	-	-	649,917	649,917

Total comprehensive income					659,533

Appropriation to statutory reserve	-	129,984	-	(129,984)	-

Balance at September 30, 2006	$124,370	$129,984	$9,616	$519,933	$783,903

See accompanying notes to financial statements.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

1.  ORGANIZATION AND BUSINESS BACKGROUND

Liaoning Nengfa Weiye Pipe Network Construction And Operation Co., Ltd. (“the Company”) was incorporated as a limited liability company in the People’s Republic of China (“PRC”) on February 8, 2006. Its registered capital was Renminbi Yuan (“RMB”) 1,000,000 (equivalent to $124,370) and contributed by three individuals namely, Mr Li Gang, Mr Heng Li and Miss Wang Li Hua. At the inception, the owners of the Company gave the plant and equipment to the Company at their net book values of $2,237,001 in return of loans due to owners, in order to commence the assembly production to generate the operating revenues. The financial information of the predecessor of these plant and equipment is disclosed in note 16.

The Company is a valves manufacturer and involves in the design, production and sale of a variety of industrial valve components, which are widely used in water supply and sewage system, coal and gas fields, power generation stations, petroleum and chemistry industries. The Company currently operates a manufacturing and distribution facility in Tieling City, Liaoning Province, the PRC. In addition, the Company provides the related engineering and technical services to its customers.

All the customers are located in the PRC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of presentation
These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

●	Use of estimates
In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the year reported. Actual results may differ from these estimates.

●	Revenue recognition
The Company derives revenues from the sales and manufacturing of products and provision of the re-processing services. The Company recognizes its revenues net of related business taxes and value added taxes. In accordance with the SEC’s Staff Accounting Bulletin No. 104, Revenue Recognition, the Company recognizes revenue when persuasive evidence of an arrangement exists, transfer of title has occurred or services have been rendered, the selling price is fixed or determinable and collectibility is reasonably assured.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

(a)     Sale of products
        The Company recognizes revenue from the sale of products upon delivery to the customers and the transfer of title and risk of loss. Because the majority of products are customized to meet customer’s specifications, no product returns are occurred and the Company recorded no reserve for goods returns for the period from February 8, 2006 (inception) to September 30, 2006.

(b)	Service revenue
Service revenue is primarily derived from engineering and technical services that are not an element of an arrangement for the sale of products. These services are generally billed on a cost plus basis. Revenue is recognized when service is rendered and accepted by the customers.

(c)     Interest income
Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

●	Cost of revenue
Cost of revenues consists primarily of material costs, direct labor, depreciation and related expenses, which are directly attributable to the manufacture of products and the provision of services.

●	Cash and cash equivalents
Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Accounts receivable
Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and determined based on managements’ assessment of known requirements, aging of receivables, payment history, the customer’s current credit worthiness and the economic environment. As of September 30, 2006, the Company did not record an allowance for doubtful accounts, nor have there been any write-offs since inception.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

●	Inventories
Inventories include material, labor and factory overhead and are stated at lower of cost or market value, cost being determined on a weighted average method. The Company periodically reviews historical sales activity to determine excess, slow moving items and potentially obsolete items and also evaluates the impact of any anticipated changes in future demand The Company provides inventory allowances based on excess and obsolete inventories determined principally by customer demand. As of September 30, 2006, the Company did not record an allowance for obsolete inventories, nor have there been any write-offs since its inception.

●	Plant and equipment, net
Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable Life	Residual Value
Plant and machinery	3 - 20 years	5%
Furniture, fixture and equipment	5 - 8 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

●	Impairment of long lived assets
In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 121, “Accounting for the impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of’, a long-lived assets and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For the purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows related to the long-lived assets. The Company reviews long-lived assets to determine the carrying values are not impaired.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

●	Research and development costs
Research and development costs are expensed as incurred and mainly relate labor and material cost. The Company incurred $24,405 for the period from February 8, 2006 (Inception) to September 30, 2006.

●	Advertising cost
The Company expenses advertising costs as incurred in accordance with SOP 93-7 “Reporting for Advertising Costs”. No advertising expense was incurred for the period from February 8, 2006 (Inception) to September 30, 2006.

●	Comprehensive income (loss)
SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statement of changes in owners’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●	Warranty and post-contract support
Under the terms of the contracts, the Company will provide both product warranty and post-contract customer support (“PCS”) to its customers for a period of twelve months, free of charge and then at the discretion of the customers, enter into maintenance contracts. The Company provides product warranties for specific product lines and accrues for estimated future warranty costs in the period in which the revenue is recognized.

●	Income taxes
The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the statement of operations and comprehensive (loss)/income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

●	Foreign currencies translation
The functional currency of the Company is Renminbi Yuan (“RMB”). The accompanying financial statements have been expressed in United States dollars, the reporting currency of the Company. The balance sheet is translated into United States dollars based on the rates of exchange ruling at the balance sheet date. The statement of operations is translated using a weighted average rate for the period. Translation adjustments are reflected as cumulative translation adjustments in owners’ equity.

●	Segment reporting
SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable segment.

●	Fair value of financial instruments
The carrying value of the Company’s financial instruments, which include cash and cash equivalents, accounts receivable and payables, approximate fair value due to the short maturities of these instruments.

●	Related parties
Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence. No material related party transactions have been presented in the financial statements.

●	Recently issued accounting standard
In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3" ("SFAS 154"). SFAS 154 changes the requirements for the accounting for and reporting of a change in accounting principle. These requirements apply to all voluntary changes and changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for fiscal years beginning after December 15, 2005. As such, the Company has adopted these provisions, if any, at the beginning of the fiscal year ended December 31, 2006.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

In February 2006, the FASB issued SFAS Statement No. 155,“Accounting for Certain Hybrid Financial Instruments—an amendment of FASB Statements No. 133 and 140” ("SFAS 155"). This Statement amends FASB Statements No. 133, Accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued for the Company for fiscal year begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. The Company continues to evaluate the impact of FIN 48 which is to be adopted effective January 1, 2007.

In September 2006, the FASB issued SFAS No. 157,“Fair Value Measurements” (“SFAS 157”). While SFAS 157 formally defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements, it does not require any new fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is required to be adopted effective January 1, 2008 and the Company does not presently anticipate any significant impact on its consolidated financial position, results of operations or cash flows.
In September 2006, the FASB issued SFAS No. 158,“Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)” (“SFAS 158”). SFAS 158 requires an employer to recognize the funded status of its defined benefit pension and other postretirement plans as an asset or liability in its statement of financial position and to recognize changes in the funded status in the year in which the changes occur through other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the benefit obligation, which is represented by the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans. SFAS 158 requires the recognition, as a component of other comprehensive income, net of tax, of the gains or losses and prior service costs or credits that arise during the period but are not recognized as a component of net periodic benefit cost in accordance with existing accounting principles. Amounts required to be recognized in accumulated other comprehensive income, including gains and losses and prior service costs or credits are adjusted as they are subsequently recognized as components of net periodic benefit cost pursuant to the recognition and amortization provisions of existing accounting principles. In addition, SFAS 158 requires plan assets and obligations to be measured as of the date of the employer’s year-end statement of financial position as well as the disclosure of additional information about certain effects on net periodic benefit cost for the next fiscal year from the delayed recognition of the gains or losses and prior service costs or credits.

The Company is required to adopt those provisions of SFAS 158 attributable to the initial recognition of the funded status of the benefit plans and disclosure provisions as of December 31, 2006. Those provisions of SFAS 158 applicable to the amortization of gains or losses and prior service costs or credits from accumulated other comprehensive income to the net periodic benefit cost are required to be applied on a prospective basis effective January 1, 2007. At this time, the Company estimates that the impact of adopting SFAS 158 on its U.S. defined benefit pension and postretirement benefit plans will result in a decrease to stockholders’ equity in the range of approximately $100 million on an after-tax basis. However, this estimate is subject to change based on plan asset performance and changes in the discount rate during the remainder of 2006. The Company is still in the process of evaluating the impact of SFAS 158 on its non-U.S. defined benefit pension and postretirement benefit plans. The Company’s plans are currently in compliance with the requirement to be measured as of the date of the year-end statement of financial position. The Company does not anticipate that the adoption of SFAS 158 will have any impact on compliance with its financial covenants associated with its credit and indenture agreements.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

3.  ACCOUNTS RECEIVABLE

The majority of the Company’s sales are on open account terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, management has determined that no provision for uncollectible accounts is required as of September 30, 2006.

4. INVENTORIES

Inventories as of September 30, 2006 consist of the following:

September 30, 2006

Raw materials	$529,796
Work-in-process	434,051
Finished goods	533,049
Less: provisions of obsolescence	-
$1,496,896

For the period from February 8, 2006 (inception) to September 30, 2006, no provision for obsolete inventories was recorded by the Company.

5. PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets as of September 30, 2006 consist of the following:

September 30, 2006

Prepaid expenses	$181,337
Advances to staff	8,460
$189,797

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

6. PLANT AND EQUIPMENT, NET

Plant and equipment, net as of September 30, 2006 consists of the following:

September 30, 2006

Plant and machinery	$2,351,240
Furniture, fixture and equipment	6,478
2,357,718
Less: Accumulated depreciation	(130,365)
Plant and equipment, net	$2,227,353

Depreciation expense for the period from February 8, 2006 (inception) to September 30, 2006 was $130,365.

7. OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities as of September 30, 2006 consist of following:

September 30, 2006

Advance from customers	$32,437
Rental payable	25,031
Government levies payable	120
Welfare payable	81,665
Accrued expenses	2,891
$142,144

8. LOAN DUE TO OWNERS

The balances due to owners represented unsecured advances which are interest-free and repayable in next twelve months (See note 13).

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

9. TAXATION

The Company is subject to taxes in the PRC. Pursuant to the PRC Income Tax Laws, the Company is generally subject to enterprise income tax (“EIT”) at a statutory rate of 33% (30% national income tax plus 3% local income tax).

Provision for income taxes consists of the followings:

September 30, 2006

Current taxes	$320,108
Deferred taxes	-
Total	$320,108

The following is a reconciliation between the EIT statutory rate to which the Company is subject to and the effective tax rate of the Company:

September 30, 2006

EIT statutory rate	33%
Permanent book-tax differences:	NIL
Effective EIT rate	33%

No provision for deferred taxation has been made in the financial statements as the effect of timing difference on the Company is not material.

10. OWNERS’ EQUITY

In accordance with the Company’s Articles of Association, the registered capital as at February 8, 2006 (date of inception) was $124,370 (RMB1,000,000) which was fully paid-up in cash on February 14, 2006.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

11. CHINA CONTRIBUTION PLAN

Full-time employees of the Company are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a China government-mandated multi-employer defined contribution plan. The Company is required to accrue for these benefits based on certain percentages of the employees’ salaries. The total contributions made for such employee benefits were $85,288 for the period from February 8, 2006 (inception) to September 30, 2006.

12. STATUTORY RESERVES

The Company is required to make appropriations to three reserves funds, the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net earnings and determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net earnings until the reserve is equal to 50% of the Company’s registered capital. Appropriation to the statutory public welfare fund is 10% of the after-tax net earnings determined in accordance with PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. No appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

For the period from February 8, 2006 (inception) to September 30, 2006, the Company contributed $64,992 to statutory surplus reserve and $64,992 to statutory public welfare fund. As of September 30, 2006, the balance of the retained earnings amounted to $519,933.

13.  RELATED PARTY TRANSACTIONS

Plant and equipment were transferred to the Company from its owners at their net book values of $2,237,001 and were treated as loans due to owners (see Note 8).

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

14. CONCENTRATION AND RISK

(a) Major Customers and Vendors

For the period from February 8, 2006 (inception) to September 30, 2006, 100% of the Company’s assets were located in China and 100% of the Company’s revenues and purchases were derived from customers and vendors located in the PRC.

For the period from February 8, 2006 (inception) to September 30, 2006, customers and vendors who account for 10% or more of revenues and purchases are presented as follows:
Customers	Revenues			Accounts Receivable
Customer A	$2,425,791	61%		$1,342,132
Customer B	687,575	17%		478,557
Customer C	613,957	16%		633,678

Total:	$3,727,323	94%	Total:	$2,454,367
Vendors	Purchases			Accounts Payable

Vendor A	$1,643,677	45%		$538,318

(b) Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

15. COMMITMENT AND CONTINGENCIES

The Company leases office space under an operating lease. Costs incurred under an operating lease are recorded as rent expense and totaled approximately $25,031 for the period from February 8, 2006 (inception) to September 30, 2006.

Minimum rent payments due under an operating lease are as follows:

Year ending September 30:

2007	$15,645

16.  PREDECESSOR BUSINESS

In January 2006, Nengfa Weiye Tieling Femen Co., Ltd (“Nengfa Weiye”), a limited liability company registered in the PRC, decided to discontinue its valves manufacturing business segment and dispose of all its related plant and equipment. On February 8, 2006, Nengfa Weiye entered into an assets disposal agreement (“the Agreement”) with 3 PRC residents: Mr. Li Gang, Mr. Heng Li and Miss. Wang Li Hua. Thereafter, they formed the Company and injected these plant and equipment into the Company at their net book values in return of loan due to owners.

Financial information of the predecessor is required for all periods prior to the successor’s existence, with no lapse in audited periods or omission of other information required about the successor. Any interim period of the predecessor prior to its acquisition by the successor should be audited when audited financial statements for the period after the acquisition are presented. Schedules required by Regulation S-X Article 12 are required for predecessor entities.

In view of the fact that the Company inherited the same plant and equipment and business from Nengfa Weiye, the accompanying balance sheets of the valves manufacturing business segment of Nengfa Weiye (“Predecessor Company”) as of December 31, 2004, December 31, 2005 and September 30, 2006 and the related statements of operations and cash flows for the years ended December 31, 2004 and December 31, 2005 and the period from January 1, 2006 to February 7, 2006 (date of cessation) was also required to be audited.

However only unaudited financial statements can be prepared and presented as the Company’s auditors are not allowed to access to the accounting books and records of Nengfa Weiye.

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

The unaudited balance sheets of Predecessor Company as of December 31, 2004 and 2005 and February 7, 2006 (date of cessation) are summarized as follows:

	February 7, 2006	December 31, 2005	December 31, 2004
	(unaudited)	(unaudited)	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$301,618	$336,987	$31,096
Accounts receivable, net	3,222,402	2,960,501	500,891
Inventories	3,651,545	3,508,176	1,855,040
Value added tax receivable	77,046	96,200	45,056
Prepaid expenses and other current assets	618,896	684,548	17,213

Total current assets	7,871,507	7,586,412	2,449,296

Plant and equipment, net	15,465,552	15,494,751	15,197,519
TOTAL ASSETS	$23,337,059	$23,081,163	$17,646,815

LIABILITIES AND OWNERS’ EQUITY
Current liabilities:
Accounts payable	$3,973,158	$3,806,837	$2,156,885
Other payables and accrued liabilities	3,453,611	3,438,900	4,176,782

Total current liabilities	7,426,769	7,245,737	6,333,667

Non-current liability:
Long term loan	5,229,721	5,229,591	1,831,875

TOTAL LIABILITIES	12,656,490	12,475,328	8,165,542

Owners’ equity:
Registered capital	6,824,129	6,824,129	6,824,129
Statutory reserve	80,477	80,477	-
Accumulated other comprehensive income	320,393	320,133	2
Retained earnings	3,455,570	3,381,096	2,657,142

Total owners’ equity	10,680,569	10,605,835	9,481,273

TOTAL LIABILITIES AND OWNERS’ EQUITY	$23,337,059	$23,081,163	$17,646,815

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

The unaudited statements of operations of the Predecessor Company for the years ended December 31, 2004 and 2005 and for the period from January 1, 2006 to February 7, 2006 (date of cessation) are summarized as follows:
	Predecessor Company
	Period from January 1, 2006 to February 7, 2006	Year ended December 31, 2005	Year ended December 31, 2004
	(unaudited)	(unaudited)	(unaudited)
OPERATING REVENUES:
Products	$458,682	$6,624,382	$327,136
Service	161,158	2,327,486	114,939
Total operating revenues	619,840	8,951,868	442,075

COST OF REVENUES:
Cost of products	340,171	4,785,311	281,533
Cost of service	119,520	1,681,326	98,917
Total cost of revenues	459,691	6,466,637	380,450

GROSS PROFIT	160,149	2,485,231	61,625

OPERATING EXPENSES:
General and administrative	62,800	1,170,315	129,661

INCOME (LOSS) FROM OPERATIONS	97,349	1,314,916	(68,036)

OTHER INCOME (EXPENSES):
Other income	1,222	37,294	71,423
Interest expenses	(24,097)	(151,567)	(3,054)
Total other income (expenses)	(22,875)	(114,273)	68,369

INCOME BEFORE INCOME TAXES	74,474	1,200,643	333

Income tax expense	-	(396,212)	-

NET INCOME	$74,474	$804,431	$333

LIAONING NENGFA WEIYE PIPE NETWORK CONSTRUCTION
AND OPERATION CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM FEBRUARY 8, 2006
(INCEPTION) TO SEPTEMBER 30, 2006
(Currency expressed in United States Dollars (“US$”))

The unaudited statements of cash flows of the Predecessor Company for the years ended December 31, 2004 and 2005 and for the period from January 1, 2006 to February 7, 2006 (date of cessation) are summarized as follows:
	Predecessor Company
	Period from January 1, 2006 to February 7, 2006	Year ended December 31, 2005	Year ended December 31, 2004
	(unaudited)	(unaudited)	(unaudited)
Cash flows from operating activities:
Net income	$74,474	$804,431	$333
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation	29,199	518,263	94,523
Changes in current assets and liabilities:
Accounts receivable	(261,901)	(2,459,610)	65,035
Inventories	(143,369)	(1,653,136)	(49,432)
Prepaid expenses and other current assets	65,652	(667,335)	6,658
Accounts payable	166,321	1,649,952	(31,292)
Other payables and accrued liabilities	14,711	(737,882)	(61,906)
Value added tax payable	19,154	(51,144)	5,102

Net cash (used in) provided by operating activities	(35,759)	(2,596,461)	29,021

Cash flows from investing activities:
Purchase of plant and equipment	-	(815,495)	-

Net cash used in investing activities	-	(815,495)	-

Cash flows from financing activities:
Loan advanced from owners	130	3,397,716	-

Net cash provided by financing activities	130	3,397,716	-

Foreign currency translation adjustment	260	320,131	2

NET CHANGE IN CASH AND CASH EQUIVALENTS	(35,369)	305,891	29,023

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR/PERIOD	336,987	31,096	2,073

CASH AND CASH EQUIVALENTS, END OF YEAR/PERIOD	$301,618	$336,987	$31,096

17.  SUBSEQUENT EVENT

On November 15, 2006, the Company entered into a Plan of Exchange with Diagnostic Corporation of America (“DGNA”), a corporation organized under the laws of the State of Delaware on October 31, 2000, which engages in the business of medical equipment leasing. DGNA is now trading under the same name and ticket symbol of DGNA on the Over-the-Counter Bulletin Board in the United States of America. Upon completion of the exchange, the Company will become a 100% owned subsidiary of DGNA.

ITEM 9.01(b) - PROFORMA FINANCIAL INFORMATION

The following pro forma financial statements, of Registrant and Neng Fa are set forth below: (i) Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of Diagnostic Corp. of America and Neng Fa as of September 30, 2006; (ii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the nine months ended September 30, 2006; and (iii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2005.

PRO FORMA FINANCIAL STATEMENTS

The following consolidated (Unaudited) condensed pro forma balance sheet reflects the financial position of Diagnostic Corp. of America as of September 30, 2006 as if the merger with Neng Fa had been completed as of that date, and the consolidated (Unaudited) condensed pro forma statements of income for Diagnostic Corp. of America for the nine months ended September 30, 2006 and for the year ended December 31, 2005, as if the merger had been completed as of those dates. The merger was actually consummated on November 30, 2006.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with Registrant’s financial statements and related notes thereto contained in Registrant’s SEC quarterly and annual filings (including the current reports on Form 8-K filed with the Commission in connection with the reverse merger) and Neng Fa’s financial statements and related notes thereto contained elsewhere in this Form 8-K.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

DIAGNOSTIC CORP. OF AMERICA AND LIAONING NENG FA WEIYE PIPE NETWORK CONSTRUCTION AND OPERATION, CO. LTD.
Consolidated (Unaudited) Condensed Balance Sheet
As of September 30, 2006

		Liaoning
		Neng Fa
	Diagnostic	Weiye Pipe
	Corp.	Network
ASSETS	of	Const. & Oper.
	America	Co., Ltd.
CURRENT ASSETS
Cash and Cash Equivalents	$933	$40,324
Inventory	-	1,496,896
Accounts Receivable	-	2,590,120
Prepaid Expenses and Other Current Assets	650	189,797
TOTAL CURRENT ASSETS	1,583	4,317,137

PROPERTY AND EQUIPMENT
Property and Equipment	-	2,357,718
Accumulated Depreciation	-	(130,365)
Net Property and Equipment	-	2,227,353

TOTAL ASSETS	$1,583	$6,544,490

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts Payable	$19,937	$1,050,563
Income Taxes Payable	-	323,755
Value Added Taxes Payable	-	3,619
Other Payables	12,184	142,144
TOTAL CURRENT LIABILITIES	32,121	1,520,081

LONG-TERM LIABILITIES
Loan Due to Owners	$-	$4,240,506

STOCKHOLDERS' DEFICIT
Registered Capital	$-	124,370
Statuatory Reserve	-	129,984
Common Stock ($.001 par value, 50,000,000 shares authorized:
1,427,328 shares issued and outstanding with 12,000,000 shares to be issued)	1,427	-
Accumulated Other Comprehensive Income	-	9,616
Additional Paid-in-Capital	2,008,764	-
Retained Earnings (Deficit)	(2,040,729)	519,933
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	(30,538)	783,903

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$1,583	$6,544,490

See accompanying notes to (unaudited) pro forma financial statements.

DIAGNOSTIC CORP. OF AMERICA AND LIAONING NENG FA WEIYE PIPE NETWORK CONSTRUCTION AND OPERATION, CO. LTD.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Nine Months Ended September 30, 2006

		Liaoning
		Neng Fa
	Diagnostic	Weiye Pipe
	Corp.	Network
	of	Const. & Oper.
	America	Co., Ltd.
SALES AND COST OF SALES:
Sales	$-	$4,601,693
Cost of Sales	-	3,301,353
Gross Profit	-	1,300,340

OTHER REVENUES:
Other income	-	-
-		1,300,340

OPERATING EXPENSES:
Selling, general and administrative	256,162	234,591
	256,162	234,591

OPERATING INCOME ( LOSS)	(256,162)	1,065,749

OTHER (INCOME) EXPENSE:
Other (income) expenses	(46,399)	21,250

INCOME TAXES	-	320,108

NET INCOME (LOSS)	$(209,763)	$724,391

Note: Financial information from Neng Fa's predecessor company is presented herein through its date of inception on February 8, 2006.
See Footnote 16 in the audited financial statements of Neng Fa for further discussion thereto.

See accompanying notes to (unaudited) pro forma financial statements.

DIAGNOSTIC CORP. OF AMERICA AND LIAONING NENG FA WEIYE PIPE NETWORK CONSTRUCTION AND OPERATION, CO. LTD.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended December 31, 2005

		Liaoning
		Neng Fa
	Diagnostic	Weiye Pipe
	Corp.	Network
	of	Const. & Oper.
	America	Co., Ltd.
SALES AND COST OF SALES:
Sales	$-	$8,951,868
Cost of Sales	-	6,466,637
Gross Profit	-	2,485,231

OTHER REVENUES:
Other income	-	-
-		2,485,231

OPERATING EXPENSES:
Selling, general and administrative	399,427	1,170,315
	399,427	1,170,315

OPERATING ( LOSS)	(399,427)	1,314,916

OTHER (INCOME) EXPENSE:
Other (income) expenses	(168)	114,273

INCOME TAXES	-	396,212

NET (LOSS)	$(399,259)	$804,431

Note: Financial information from Neng Fa's predecessor company is presented herein through its date of inception on February 8, 2006.
See Footnote 16 in the audited financial statements of Neng Fa for further discussion thereto.

See accompanying notes to (unaudited) pro forma financial statements.

DIAGNOSTIC CORP. OF AMERICA AND LIAONING NENG FA WEIYE PIPE NETWORK CONSTRUCTION AND OPERATION, CO. LTD.
Adjustments to Consolidated (Unaudited) Condensed Pro Forma Statements
September, 2006

A = On November 15, 2006, the Registrant entered into a Plan of Exchange with Neng Fa and filed an 8-K. The Neng Fa stockholders acquired the majority of the outstanding common stock of the Registrant. The transaction is accounted for as a reverse purchase acquisition/
merger wherein Neng Fa is the accounting acquirer and the Registrant is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and the entire stockholders equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer.

B = To record 12,000,000 common shares issued to be issued to Neng Fa shareholders per 8-K above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAGNOSTIC CORP. OF AMERICA

Date: December 6, 2006	By:	/s/ Li, Gang
Li, Gang

EXHIBIT INDEX

Exhibit Number	Description

10.1	Plan of Exchange, dated November 15, 2006 (1)

(1) Incorporated by reference into Form 8-K filed on November 16, 2006